Exhibit 12.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT

Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of United Microelectronics Corporation (the “Company”) on Form 20-F for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stan Hung, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 25, 2003

By: /s/ Stan Hung
Name: Stan Hung
Title: Chief Financial Officer

*	A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.